UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023

GLOBAL PARTNER ACQUISITION CORP II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39875	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7 Rye Ridge Plaza Suite 350 Rye Brook, NY	10573
(Address of principal executive offices)	(Zip Code)

(917) 793 1965

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-sixth of one redeemable warrant	GPACU	The Nasdaq Stock Market LLCt
Class A Ordinary Shares included as part of the units	GPAC	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units	GPACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 23, 2022, Global Partner Acquisition Corp II (“Global Partner”) filed a definitive proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting of its shareholders to be held on January 11, 2023 to consider and act upon a proposal to extend the date (the “Termination Date”) by which Global Partner must complete an initial business combination to April 14, 2023 (the “Articles Extension Date”) and to allow Global Partner, without the need for another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis, for up to nine times, by an additional one month each time, after the Articles Extension Date, by resolution of Global Partner’s board of directors, if requested by Global Partner Sponsor II LLC, a Delaware limited liability company. The Extension Proxy Statement was mailed to Global Partner shareholders of record as of December 16, 2022. Shareholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

As set forth in the Extension Proxy Statement, the deadline by which Global Partner public shareholders had to complete the procedures for electing to redeem their Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), was 5:00 p.m., Eastern Time, on January 9, 2023 (“Redemption Deadline”). The initial number of Ordinary Shares tendered for redemption prior to the Redemption Deadline was 26,742,915. The deadline for shareholders to withdraw previously submitted redemption requests is Wednesday, January 11, 2023, prior to 10:00 a.m., Eastern Time, subject to approval by the board of directors of Global Partner.

Shareholders may make such request by contacting our transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail:mzimkind@continentalstock.com).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2023

GLOBAL PARTNER ACQUISITION CORP II

By:	/s/ Paul J. Zepf
Name:	Paul J. Zepf
Title:	Chief Executive Officer

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